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                                                                  Exhibit 10.47

                                  DSR AGREEMENT



                                      among



                                PRICESMART, INC.,



                              THE BANK OF NEW YORK,


                                       and


                   OVERSEAS PRIVATE INVESTMENT CORPORATION


                           Dated as of August xx, 2001


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
ARTICLE I  DEFINITIONS AND INTERPRETATION...............................................1

   SECTION 1.01  DEFINITIONS AND INTERPRETATION.........................................1

ARTICLE II  THE COLLATERAL ACCOUNT......................................................2

   SECTION 2.01  STATUS OF ACCOUNT AND RELATIONSHIP OF PARTIES..........................2
   SECTION 2.02  TREATMENT OF PROPERTY AS FINANCIAL ASSETS..............................2
   SECTION 2.03  COMPLIANCE WITH ENTITLEMENT ORDERS OF OPIC.............................2
   SECTION 2.04  FORM OF PERMITTED INVESTMENTS..........................................3

ARTICLE III  ASSIGNMENT AND GRANT OF SECURITY INTEREST..................................4

   SECTION 3.01  ASSIGNMENT AND GRANT OF SECURITY INTEREST..............................4
   SECTION 3.02  SECURITY FOR OBLIGATIONS...............................................4
   SECTION 3.03  COMPANY REMAINS LIABLE.................................................4
   SECTION 3.04  DELIVERY OF COLLATERAL.................................................4
   SECTION 3.05  SECURITY INTEREST ABSOLUTE.............................................5

ARTICLE IV  INVESTMENT OF COLLATERAL ACCOUNT............................................6

   SECTION 4.01  INVESTMENTS............................................................6
   SECTION 4.02  LIQUIDATION OF INVESTMENTS.............................................6

ARTICLE V  PAYMENTS FROM THE COLLATERAL ACCOUNT.........................................7

   SECTION 5.01  DISBURSEMENTS AND LIMITATIONS ON DISBURSEMENTS TO THE COMPANY..........7
   SECTION 5.02  DISBURSEMENTS TO OPIC..................................................8

ARTICLE VI  CONCERNING THE INTERMEDIARY.................................................8

   SECTION 6.01  POWERS, RIGHTS AND RESPONSIBILITIES OF INTERMEDIARY....................8
   SECTION 6.02  COMPENSATION AND REIMBURSEMENT OF INTERMEDIARY........................10
   SECTION 6.03  INTERMEDIARY'S WAIVER OF LIEN ON COLLATERAL AND SETOFF RIGHTS.........11
   SECTION 6.04  ACCESS TO BOOKS; INSPECTION; STATEMENTS OF ACCOUNT....................11
   SECTION 6.05  CLOSING OF COLLATERAL ACCOUNT.........................................12

ARTICLE VII  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INTERMEDIARY.............13

   SECTION 7.01  REPRESENTATIONS AND WARRANTIES OF INTERMEDIARY........................13
   SECTION 7.02  COVENANTS OF INTERMEDIARY.............................................14

ARTICLE VIII  COMPANY REPRESENTATIONS, WARRANTIES AND COVENANTS........................16

   SECTION 8.01  REPRESENTATIONS AND WARRANTIES MADE UPON EXECUTION OF THIS AGREEMENT..16
   SECTION 8.02  REPRESENTATIONS AND WARRANTIES MADE UPON DELIVERY OF ANY COLLATERAL...17
   SECTION 8.03  COMPANY COVENANTS.....................................................18

ARTICLE IX  EVENT OF DEFAULT...........................................................19

   SECTION 9.01  NOTICE OF EVENT OF DEFAULT............................................19
   SECTION 9.02  REMEDIES UPON EVENT OF DEFAULT........................................19

ARTICLE X  CERTAIN RIGHTS, POWERS AND REMEDIES; NO WAIVER..............................21

   SECTION 10.01  OPIC APPOINTED ATTORNEY-IN-FACT......................................21
   SECTION 10.02  OPIC MAY PERFORM.....................................................21
   SECTION 10.03  CUMULATIVE RIGHTS....................................................21
   SECTION 10.04  NO DUTIES............................................................22
   SECTION 10.05  WAIVERS..............................................................22

ARTICLE XI  CONTINUING OBLIGATION; TERMINATION.........................................22

   SECTION 11.01  CONTINUING OBLIGATION................................................22


                                       i
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   SECTION 11.02  TERMINATION..........................................................23

ARTICLE XII  MISCELLANEOUS.............................................................23

   SECTION 12.01  JURISDICTION AND CONSENT TO SUIT; WAIVER OF OBJECTION TO FORUM.......23
   SECTION 12.02  IMMUNITY.............................................................24
   SECTION 12.03  NOTICES..............................................................24
   SECTION 12.04  ENGLISH LANGUAGE.....................................................25
   SECTION 12.05  GOVERNING LAW........................................................26
   SECTION 12.06  SUCCESSION; ASSIGNMENT...............................................26
   SECTION 12.07  SURVIVAL OF AGREEMENTS...............................................26
   SECTION 12.08  INTEGRATION; AMENDMENTS..............................................26
   SECTION 12.09  SEVERABILITY.........................................................26
   SECTION 12.10  WAIVER OF JURY TRIAL.................................................27
   SECTION 12.11  RIGHT OF SET-OFF.....................................................27
   SECTION 12.12  INDEMNITY............................................................27
   SECTION 12.13  LIMITATION ON DAMAGES................................................28
   SECTION 12.14  FEES AND EXPENSES OF OPIC............................................28
   SECTION 12.15  WAIVER OF LITIGATION PAYMENTS........................................29
   SECTION 12.16  BENEFITS OF AGREEMENT................................................29
   SECTION 12.17  ARM'S-LENGTH NEGOTIATIONS............................................29
   SECTION 12.18  FURTHER ASSURANCES...................................................29
   SECTION 12.19  FINANCING STATEMENTS.................................................30
   SECTION 12.20  COUNTERPARTS.........................................................30


                             SCHEDULES AND EXHIBITS



SCHEDULE X             DEFINITIONS AND RULES OF INTERPRETATION
SCHEDULE Y             FEES PAYABLE TO INTERMEDIARY
SCHEDULE Z-1           CERTIFICATE OF NAME, TITLE AND SPECIMEN SIGNATURES
                         PRICESMART, INC. (THE "COMPANY")
SCHEDULE Z-2           CERTIFICATE OF NAME, TITLE AND SPECIMEN SIGNATURES
                         OVERSEAS PRIVATE INVESTMENT CORPORATION ("OPIC")
SCHEDULE Z-3           CERTIFICATE OF NAME, TITLE AND SPECIMEN SIGNATURES
                         THE BANK OF NEW YORK  (THE "INTERMEDIARY")
EXHIBIT A              FORM OF EXCESS AMOUNT CERTIFICATE
EXHIBIT B              FORM OF NOTICE OF OBJECTION
EXHIBIT C              FORM OF NOTICE OF AUTHORIZATION
EXHIBIT D              FORM OF NOTICE OF EVENT OF DEFAULT
EXHIBIT E              FORM OF NOTICE OF CANCELLATION
EXHIBIT F              FORM OF OPIC DISBURSEMENT REQUEST
EXHIBIT G              FORM OF PERMITTED INVESTMENTS NOTICE


                                       ii

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                                  DSR AGREEMENT


      DSR AGREEMENT, dated as of August 17, 2001 (this "Agreement"), by and among (i) PriceSmart, Inc, a corporation organized and existing under the laws of the State of Delaware (the "COMPANY"), (ii) The Bank of New York, a banking corporation organized and existing under the laws of the State of New York, (the "INTERMEDIARY"), and (iii) OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America ("OPIC" and, together with the Company and the Intermediary, the "PARTIES").


                                R E C I T A L S:

      WHEREAS, under two loan agreements (OPIC/517-2001-181-DI and OPIC/515-2001181-DI) dated as of August17, 2001 (the "LOAN AGREEMENTS"), by and between OPIC and the Company, OPIC has agreed to lend up to U.S. $10,000,000 (the "LOANS") to the Company;

      WHEREAS, it is a condition precedent to the first disbursement under the Loan Agreements, that the Parties shall have entered into this Agreement and that the Company shall have opened a Collateral Account (as hereinafter defined), and that such Collateral Account shall be pledged to OPIC as security for the Loan and associated obligations;

      WHEREAS, the Company is entering into this Agreement to satisfy such condition to the first disbursement under the Loan Agreements; and

      WHEREAS, the Parties are entering into this Agreement to perfect OPIC's security interest in the Collateral Account and to provide for the management of the Account Assets (as hereinafter defined) held therein;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, it is hereby agreed as follows:


                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION


SECTION 1.01  DEFINITIONS AND INTERPRETATION

      In this Agreement, (a) unless otherwise provided herein, all capitalized terms have the respective meanings specified in the Loan Agreements as of the date hereof; (b) capitalized terms used but

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not otherwise defined in the Loan Agreements have the meanings set forth in the attached Schedule X, and (c) the rules of interpretation set forth in Schedule X apply.


                                   ARTICLE II
                             THE COLLATERAL ACCOUNT


SECTION 2.01  STATUS OF ACCOUNT AND RELATIONSHIP OF PARTIES

      The Intermediary acknowledges and agrees that:

      (a) it has established and is maintaining on its books and records a segregated, non-interest bearing account with the account number A/C # 293644, designated the "Collateral Account, subject to the security interest of the Overseas Private Investment Corporation pursuant to the DSR Agreement among Overseas Private Investment Corporation, PriceSmart, Inc. and Bank of New York, dated as of August 17, 20001";

      (b) the Collateral Account is a "securities account" within the meaning of Section 8-501(a) of the UCC, in respect of which the Intermediary is a "securities intermediary" within the meaning of Section 8-102(a)(14) of the UCC; and

      (c) the Company is the "entitlement holder" within the meaning of
Section 8-102(a)(7) of the UCC, and the Intermediary has identified OPIC on its records as the party with "control" (within the meaning of Section 8-106(d) of the UCC) of the Company's security entitlements, with respect to the Collateral, in accordance with Sections 8-501(b) and 8-106(d)(2) of the UCC, and the Intermediary shall make all notations in its records pertaining to the Collateral that are necessary to reflect the security interest granted hereunder to OPIC.


SECTION 2.02  TREATMENT OF PROPERTY AS FINANCIAL ASSETS

      The Intermediary agrees that each item of property (whether cash, a security, an instrument or any other property whatsoever, including any Permitted Investments) credited to the Collateral Account shall be treated as a "financial asset" under Article 8 of the UCC.


SECTION 2.03  COMPLIANCE WITH ENTITLEMENT ORDERS OF OPIC

      The Intermediary agrees that it will comply with "entitlement orders" (within the meaning of Section 8-102(a)(8) of the UCC) originated by OPIC, as the secured party with respect to the Collateral, without further consent by the Company.

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      Unless the Intermediary has received a Notice of Event of Default, OPIC hereby directs the Intermediary to permit the Company to direct the investment and reinvestment of any amounts in the Collateral Account in Permitted Investments in accordance with Section 4.01(a) and to liquidate Permitted Investments in accordance with Section 4.02(a). After receipt of a Notice of Event of Default, the Intermediary shall no longer comply with orders originated by, or other directions or instructions received from, or on behalf of, the Company with respect to the Collateral.


SECTION 2.04  FORM OF PERMITTED INVESTMENTS

      To the extent applicable to the relevant Permitted Investments, the Intermediary shall treat Account Assets in the following manner:

      (a) CERTIFICATED SECURITIES. All certificated securities and other
Account Assets in physical form shall be delivered to and thereafter held by the Intermediary as follows:

          (i) (x) in its custody or subject to its control, which shall include the holding of such assets on behalf of the Intermediary by a clearing corporation, its custodian, or a nominee of either of them, (and, if held on behalf of the Intermediary by another intermediary, credited to a securities account maintained in the name of the Intermediary); (y) in bearer form or indorsed in blank by an appropriate Person or registered by the Company in the name of, or payable to the order of, the Intermediary, its clearing corporation, its custodian bank, or a nominee of either of them on the books of the issuer; and (z) credited to the Collateral Account, for the benefit of OPIC as secured party; or

      (b) UNCERTIFICATED SECURITIES. All uncertificated securities and other Account Assets (other than cash balances) held in uncertificated form shall be registered by the Company on the books of the issuer thereof in the name of the Intermediary or, subject to the Intermediary's control, in the name of the Intermediary's clearing corporation, its custodian bank, or a nominee of either of them.

      In no case shall any Account Asset be registered in the name of, or payable to or to the order of, the Company or indorsed to or to the order of the Company, except to the extent the foregoing have been specially indorsed to or to the order of the Intermediary (or its clearing corporation, its custodian bank, or a nominee of either of them) or in blank.

                                  ARTICLE III
                   ASSIGNMENT AND GRANT OF SECURITY INTEREST


SECTION 3.01  ASSIGNMENT AND GRANT OF SECURITY INTEREST

      The Company hereby pledges, assigns and grants to OPIC a first priority security interest and Lien upon all of its rights, title and interest in and to, the Collateral and all other rights of the Company in and arising out of the Collateral.


SECTION 3.02  SECURITY FOR OBLIGATIONS

      The pledge, assignment, and grant in this Agreement is made by the Company to OPIC to secure the full payment and performance of the Obligations. All Collateral shall constitute security for the Obligations and shall not constitute payment of any Obligation until applied as set forth in this Agreement.


SECTION 3.03  COMPANY REMAINS LIABLE

      Anything herein to the contrary notwithstanding, (i) the Company shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder, to the same extent as if this Agreement had not been executed,
(ii) the exercise by OPIC and/or the Intermediary of any of the rights hereunder shall not release the Company from any of its duties or obligations under such contracts and agreements, and (iii) OPIC and/or the Intermediary shall not have any obligation or liability under such contracts and agreements or otherwise by reason of this Agreement, nor shall OPIC be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim assigned hereunder.


SECTION 3.04  DELIVERY OF COLLATERAL

      (a) Unless otherwise specified herein, any and all funds, securities, certificates, instruments, investment property, and other property and assets from time to time that shall constitute or are intended to constitute or are obligated to become Account Assets shall be delivered by the Company to the Intermediary (i) by wire transfer as follows: The Bank of New York, ABA#: 021 000 018, A/C#: GLA 111-565, For further credit to A/C#: 293644 ______, Ref:
Price/Smart/OPIC Collateral Account,or (ii) by physical delivery to The Bank of New York, 101 Barclay Street, 21W, New York, NY 10286, Attn: Vanessa Mack, Ref:
PriceSmart/OPIC, within one (1) Business Day of the date on which they are required to be delivered, and shall be held in the Collateral Account in accordance herewith.

      (b) All certificates or instruments or other physical evidence, if any, representing or evidencing the Collateral shall be held in the Collateral Account by the Intermediary, and, when delivered, shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to OPIC. OPIC shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.


SECTION 3.05  SECURITY INTEREST ABSOLUTE

      The obligations of the Company under this Agreement are independent of the other obligations included in the definition of "Obligations" and a separate action or actions may be brought and prosecuted against the Company to enforce this Agreement, irrespective of whether any action is brought against any Sponsor or other collateral securing the obligations under the Loan Agreements, and irrespective of whether any Sponsor is joined in any such action or actions. Notwithstanding anything to the contrary contained herein and without limiting the generality of any other provision hereof, OPIC may, at any time and from time to time, either before or after the maturity of the Loan, make any agreement with a Party, for the extension, renewal, payment, compromise, discharge, release, or settlement of any of the terms hereof, without notice to or further consent by any other Party, and without in any way impairing or affecting the obligations and liabilities of any other Party. All rights of OPIC and the pledge, assignment and security interest hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional (except as the same may be extinguished by payment and/or performance in full of the Obligations) irrespective of:

      (a) any lack of validity or enforceability of any Financing Document;

      (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Financing Document, including any increase in the Obligations resulting from the extension of additional credit to the Company or otherwise;

      (c) any taking, exchange, release, or non-perfection of any other collateral or any taking, release, or amendment or waiver of, or consent to departure from any guaranty, for all or any of the Obligations;

      (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Company or any Sponsor;

      (e) whether or not there are, at any given time, sufficient funds in the Collateral Account to meet the Company's Obligations;

      (f) any change, restructuring, or termination of the corporate structure or existence of the Company; or

      (g) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Company or a third party grantor of a security interest.


                                   ARTICLE IV
                        INVESTMENT OF COLLATERAL ACCOUNT


SECTION 4.01  INVESTMENTS

      (a) Subject to Section 4.02(a), if no Notice of Event of Default is in effect, the Intermediary shall invest and reinvest all, or any portion of, amounts at any time credited to the Collateral Account in such Permitted Investments as shall be designated by the Company in a Permitted Investments Notice. In the absence of such designation, by no later than 1:00 p.m. New York City time on the Business Day following receipt of amounts in the form of same day funds, the Intermediary shall, to the extent possible, invest such amounts in (VALIANT TRSRY MMKT FD CL B (VN) (CUSIP NO.S99998860). OPIC may withdraw its authorization allowing the Company to designate investments hereunder, at any time, by notice to the Intermediary and the Company, in which case the Intermediary shall invest at the direction of OPIC.

      (b) Subject to Section 4.02(b), if a Notice of Event of Default is in effect, or if OPIC has provided notice to the Intermediary pursuant to the last sentence of Section 4.01(a), the Intermediary shall invest and reinvest all, or any portion of, amounts at any time credited to the Collateral Account in such Permitted Investments as shall be designated by OPIC in a Permitted Investments Notice. In the absence of such OPIC designation, by no later than 1:00 p.m. New York City time on the Business Day following receipt of such amounts in the form of same day funds, the Intermediary shall, to the extent possible, invest such amounts in direct obligations of, or obligations guaranteed by, the United States government or any agency or instrumentality thereof, maturing not later than seven (7) days after the date of such investment, and the Intermediary shall continue to re-invest any proceeds of such investments in like manner, until further direction from OPIC.


SECTION 4.02  LIQUIDATION OF INVESTMENTS

      (a) If the Intermediary is required to disburse funds to the Company pursuant to Section 5.01(b) hereof, then on the Requested Payment Date, the Intermediary shall liquidate only those Account Assets specified in the related Excess Amount Certificate (as may be superseded pursuant to Section 5.01(c)) hereof, which are necessary to enable the Intermediary to disburse the Authorized Amount, in the order that has been specified by the Company; PROVIDED, THAT, if the cash that will be realized upon the liquidation of the designated Account Assets is not sufficient to enable the Intermediary to make such disbursement, subject to the conditions set forth in Section 5.01(b), the Intermediary shall liquidate such Account Assets as instructed by OPIC in writing, so long as the Intermediary has first provided to OPIC a complete list of the Account Assets, as shall enable it to make such disbursement. Any amounts not required for disbursement received from such liquidation shall be invested in Permitted Investments indicated in the Excess Amount Certificate, or otherwise in accordance with Section 4.01(a).

      (b) If a Notice of Event of Default is in effect, not less than two (2) Business Days before a disbursement to OPIC from the Collateral Account is required pursuant to Section 5.02, OPIC shall deliver to the Intermediary an OPIC Disbursement Request designating the Account Assets to be liquidated. On the OPIC Disbursement Date, the Intermediary shall liquidate only those designated Account Accounts necessary to enable the Intermediary to disburse the amount indicated in the OPIC Disbursement Request, in the order specified therein; PROVIDED, THAT, if the cash that will be realized upon the liquidation of the designated Account Assets is not sufficient to enable the Intermediary to make such disbursement, the Intermediary shall liquidate such Account Assets selected by OPIC in writing, so long as the Intermediary has first provided to OPIC a complete list of the Account Assets, as shall enable it to make such disbursement within the time required for payment under Section 5.02. Any amounts not required for disbursement, received from such liquidation shall be invested in Permitted Investments indicated in the OPIC Disbursement Request, or otherwise in accordance with Section 4.01(b).


                                    ARTICLE V
                      PAYMENTS FROM THE COLLATERAL ACCOUNT


SECTION 5.01  DISBURSEMENTS AND LIMITATIONS ON DISBURSEMENTS TO THE COMPANY

      (a) Not less than fifteen (15) Business Days prior to a Requested
Payment Date, the Company shall send an Excess Amount Certificate to to OPIC, setting forth the Requested Payment and designate the specific investments to be sold as necessary. At least two (2) Business Days prior to the Requested Payment Date, OPIC shall deliver either (i) to the Intermediary (with a copy to the Company), a Notice of Authorization in respect of and with a copy of the Excess Amount Certificate, or (ii) a Notice of Objection to the Company.

      (b) If OPIC has delivered a Notice of Authorization to the Intermediary, then the Intermediary shall make disbursements from the Collateral Account to the Company on the Requested Payment Date in the amount designated in the Notice of Authorization as the Authorized Amount; PROVIDED, HOWEVER, that the Intermediary shall make no such disbursement to the Company pursuant to this
Section 5.01 if:

          (i) the Intermediary receives a Notice of Event of Default from OPIC at any time prior to 11:00 a.m. New York City time on a Requested Payment Date, or

          (ii) the Intermediary has received a Notice of Objection before 11:00 a.m. New York City time on the Requested Payment Date.

      (c) If the Company elects to designate Account Assets for liquidation on the Requested Payment Date, other than those previously specified in an Excess Amount Certificate, the Company shall notify the Intermediary of such designation in writing, at least two (2) Business Days prior to a Requested Payment Date.

      (d) Unless otherwise instructed by the Company in writing, the Intermediary shall make all disbursements to the Company pursuant to this Agreement in accordance with the following wire transfer instructions:

   [Mellon Bank, 3 Mellon Bank Center, Pittsburgh, PA 15259. USA. ] ABA # 043 000 261. Account: Merrill Lynch, A/C No. 101-1730
   "For further credit to the account of PriceSmart, Inc.
   Account No. 72B-07435"


SECTION 5.02  DISBURSEMENTS TO OPIC

      If a Notice of Event of Default is in effect, the Intermediary shall make disbursements from the Collateral Account on the date and in the amount designated by OPIC in an OPIC Disbursement Request substantially in the form annexed hereto as Exhibit F on at least two (2) Business Days' prior written notice. The Intermediary shall conclusively rely upon and act in accordance with such OPIC Disbursement Request without notice to or consent of the Company.


                                   ARTICLE VI
                           CONCERNING THE INTERMEDIARY


SECTION 6.01  POWERS, RIGHTS AND RESPONSIBILITIES OF INTERMEDIARY

      (a) The Intermediary shall exercise its duties upon the express terms and conditions contained in this Agreement and in fulfillment of the duties and obligations of a securities intermediary, as set forth in Article 8.

      (b) The Intermediary shall be obligated to perform only such duties as are expressly set forth in this Agreement, including such duties as are incorporated herein by reference to the UCC. No covenants or obligations shall be implied or inferred from this

Agreement against the Intermediary, nor shall the Intermediary be bound by the provisions of any other agreement.

      (c) The Intermediary shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall the intermediary be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from any other Party hereto, but only to the extent that such Party may permissively give instructions, notices demands and the like pursuant to the provisions hereof, or any entity acting on behalf of any such Party, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians chosen with due care, or (iv) for an amount in excess of the value of the securities or other property or assets deposited in or credited to the Collateral Account, valued as of the date of deposit.

      (d) The Intermediary shall be entitled to conclusively rely upon any order, judgment, certification, instruction, notice, direction, request, opinion, instrument or other ]writing delivered to it in compliance with the provisions of this Agreement, reasonably believed by the Intermediary to be authentic, and to be signed or sent by the proper Person without being required to determine the authenticity or the correctness of any fact stated therein. The Intermediary shall not be required to ascertain the propriety or validity of service with respect to the foregoing.

      (e) The Intermediary shall not be called upon to advise any Party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property and assets deposited in or credited to the Collateral Account pursuant hereto.

      (f) No provision of this Agreement shall require the Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder.

      (g) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Intermediary hereunder, the Intermediary may, in its sole discretion, refrain from taking any action other than retain possession of the Account Assets, unless the Intermediary receives written instructions, signed by all other Parties, which eliminates such ambiguity or uncertainty.

      (h) The Intermediary may consult with legal counsel of its selection at the expense of the Company as to any matter relating to this Agreement, and the Intermediary shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

      (i) The Intermediary shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Intermediary (including butnot limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

      (j) The Intermediary shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement. The Intermediary shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of such security.

      (k) If at any time the Intermediary is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Collateral (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Account Assets), the Intermediary shall immediately notify OPIC, provide copies of all documents served on it to enable OPIC to take appropriate action to protect its interests and confer with OPIC before complying. Thereafter, the Intermediary is authorized tom comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Intermediary complies with any such judicial or administrative order, judgment, decree writor other form of judicial or administrative process, the Intermediary shall not be liable to any of the other parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

      (m) The provisions of this Article shall survive termination of this Agreement, the resignation or removal of the Intermediary and the closing of the Collateral Account.


SECTION 6.02  COMPENSATION AND REIMBURSEMENT OF INTERMEDIARY

      (a) On or prior to the initial Closing Date, the Company shall pay the Intermediary the fees payable for the first year, and, not later than the annual anniversary thereof, the Company shall pay the Intermediary the fees then payable, in advance, for the upcoming year, pursuant to Schedule Y, as such schedule may be amended from time to time to reflect changes in the Intermediary's standard rates for such services, by the Intermediary's delivery of a new Schedule Y to the other Parties.

      (b) The Company shall reimburse the Intermediary, upon demand, for all expenses, disbursements, and advances incurred or made by the Intermediary in implementing any of the provisions of this Agreement, including any costs or expenses incurred by the Intermediary as a result of conflicting claims or notices involving the Parties, compensation and the expenses and disbursements of its counsel and agents, and all other costs and expenses incurred in connection with the execution, administration or enforcement of this Agreement, except any such expense, disbursement, or advance as may arise from the Intermediary's gross negligence or willful misconduct.

      (c) The Intermediary shall promptly notify OPIC of any failure by the Company to pay the Intermediary any fees and expenses or other amounts due and payable to the Intermediary pursuant to this Section 6.02 and Section 12.12. The Intermediary shall take no action against the Company with respect to any nonpayment, prior to thirty (30) Business Days from the date of notice to OPIC thereof, during which time OPIC may elect to pay the Intermediary the amounts due by the Company, as provided in Section 6.02(d).

      (d) OPIC shall have no liability to the Intermediary for any amounts payable pursuant to this Section 6.02 and Section 12.12; however, OPIC may, in its sole discretion, agree to pay amounts owed by the Company to the Intermediary, in which case such amount shall be deemed to be an Obligation secured by the Collateral. The foregoing is without prejudice to any right which OPIC may have under applicable law, upon OPIC's payment to the Intermediary, to be subrogated to the rights of the Intermediary against the Company.


SECTION 6.03  INTERMEDIARY'S WAIVER OF LIEN ON COLLATERAL AND SETOFF RIGHTS

      The Intermediary acknowledges that it shall hold the Collateral solely in its capacity as securities intermediary hereunder, and the Intermediary irrevocably waives and agrees not to exercise any banker's lien, right of setoff, right of recoupment, right to combine accounts or any similar lien, claim or right, it may have against or on the Collateral, express or implied, statutory or otherwise, to satisfy any obligation which the Company may owe to the Intermediary, in any capacity.


SECTION 6.04  ACCESS TO BOOKS; INSPECTION; STATEMENTS OF ACCOUNT

      (a) Until one (1) year after the Intermediary has received notice from OPIC pursuant to Section 11.02 that all Obligations have been paid in full, the Intermediary shall, upon request of OPIC, give or cause to be given to an Authorized Officer of OPIC, access, during normal business hours, to examine, copy and make extracts from, in a manner that does not disrupt the Intermediary's normal business operations, any and all records and documents which are then in the possession or subject to the control of the Intermediary, relating to the Collateral. The Company shall pay the costs and expenses of OPIC and the Intermediary in connection with the exercise of OPIC's rights under this Section. If the Company fails to pay the Intermediary's costs and expenses, OPIC may do so in accordance with Section 10.02, and OPIC may then seek reimbursement from the Company under Section 12.14.

      (b) The Intermediary shall furnish to the Company and to an Authorized Officer of OPIC monthly transaction statements showing all credits and deposits to, and disbursements from, the Collateral Account during such month, and showing the Account Assets held by the Intermediary (identified by title or series, unpaid principal amount, maturity date and other relevant identifying features) as of the last Business Day of such period and the value thereof (valued in accordance with the Intermediary's customary methods for the valuation of such assets). The Company and OPIC shall each be entitled to communicate directly with the Intermediary and the Intermediary shall, upon the reasonable request of the Company or OPIC, from time to time, confirm the value of Account Assets.


SECTION 6.05  CLOSING OF COLLATERAL ACCOUNT

      (a) The Intermediary may close the Collateral Account by giving at least ninety (90) days' prior written notice to the Company and OPIC. OPIC may enter into an agreement with a successor securities intermediary during such notice period. The Intermediary shall keep the Collateral Account open and hold all Account Assets in accordance with the terms of this Agreement, pending distribution to such successor securities intermediary, and shall promptly deliver all Account Assets to such successor upon notice from OPIC of OPIC's designation thereof.

      (b) OPIC may cause the Collateral Account to be closed upon written notice to the Intermediary. The Intermediary shall promptly deliver the Account Assets to OPIC or any successor securities intermediary designated by OPIC, in accordance with OPIC's instructions. The account closing shall take effect upon delivery of all Account Assets to OPIC as specified in clause (c) below or the designated successor securities intermediary, and the Intermediary shall thereupon be discharged from all further obligations under this Agreement and shall have no further duties or responsibilities in connection herewith.

      (c) If during the ninety (90) day notice period specified in clause (a) above or after forty-five (45) days following the date of delivery of OPIC's notice of closing pursuant to clause (b) above, the Intermediary has not received a written designation of a successor securities intermediary then, after such period in each case, the Intermediary's sole responsibility shall be to promptly deliver all Account Assets to OPIC.

      (d) Pursuant to clauses (a) through (c) of this Section 6.05, and in accordance with the time periods specified in each such clause, as applicable, the Intermediary shall, upon instruction from OPIC and without notice to the
Company:

          (i) transfer or cause its nominee to transfer to OPIC or its designee any and all Collateral in the Intermediary's possession or control, or maintained in the Intermediary's name, or on its behalf; and

          (ii) provide such documents to OPIC as may be reasonably required to register OPIC, a successor securities intermediary or another designee of OPIC, as the case may be, as the owner or registered pledgee (as directed by OPIC) of any uncertificated security or certificated security in registered form, then included in the Collateral.


      (e) The Intermediary shall close the Collateral Account upon termination of this Agreement and delivery of Account Assets to the Company pursuant to Section 11.02.


                                   ARTICLE VII
                 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                                  INTERMEDIARY


SECTION 7.01  REPRESENTATIONS AND WARRANTIES OF INTERMEDIARY

      The Intermediary represents and warrants as follows:

      (a) it is duly organized and validly existing the laws of the jurisdiction of its organization and incorporation and, if relevant under such laws, is in good standing;

      (b) it has the power to execute and deliver this Agreement and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver, and to perform its obligations under this Agreement, and it has taken all necessary action to authorize such execution, delivery and performance, and this Agreement has been, and each other such document shall be, duly executed, delivered and performed by it;

      (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constituent documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (d) all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and it has complied with all conditions of any such consents;

      (e) its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms;

      (f) there is not pending or, to its knowledge, threatened against it or any of its affiliates any action, suit or proceeding at law or in equity before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or its ability to perform its obligations under this Agreement;

      (g) it is not a clearing corporation, as defined in Article 8;

      (h) its jurisdiction is New York for purposes of Section 8-110(e) of the UCC;

      (i) it has established the Collateral Account in the manner described in
Section 2.01 and such Collateral Account is subject to this Agreement; and

      (j) it is not aware of any claim to or interest in the Collateral Account or any of the Collateral, including any other Person having "control" (as defined in Article 8) of such account or assets, other than those claims and interests of the Company and OPIC hereunder, and it has not entered into any other agreement with any Person relating to the Collateral pursuant to which it has agreed to comply with entitlement orders or other instructions with respect to the Collateral made by any Person or to limit or condition the obligation of the Intermediary to comply with entitlement orders or other instructions by OPIC.

      The Intermediary makes no representation as to the validity, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.


SECTION 7.02  COVENANTS OF INTERMEDIARY

      The Intermediary covenants as follows:

      (a) it shall not change its jurisdiction, as specified in Section 7.01(h), or the governing law provisions contained in the account agreement pursuant to which the Company opened the Collateral Account;

      (b) if any account agreement establishing the Collateral Account exists that does not specify New York as its governing law, this Agreement shall be attached thereto, and shall be provided to any third parties making inquiries about the Collateral Account;

      (c) without the prior written consent of OPIC and notice to the Company, it shall not change the name or account number of the Collateral Account, or enter into any agreement under which the Intermediary agrees to comply with entitlement orders originated by any Person other than OPIC with respect to the Collateral;

      (d) subject to the terms of this Agreement, it shall comply with all entitlement orders and other orders of OPIC directing transfer, investment, redemption or withdrawal of any Collateral or other instructions originated by OPIC with respect to the Collateral, without further consent by the Company or any other Person, and notwithstanding any contrary instructions to the Intermediary from the Company or any other Person, and the Company shall have only such rights to transfer, invest, redeem or withdraw the Collateral as are specifically provided herein or in a written instruction by OPIC to the Intermediary;

      (e) it shall maintain all Account Assets in its exclusive control, subject to the terms of this Agreement;

      (f) it shall report all items of income (including dividends, interest and other distributions on Account Assets), gain, expense, and loss recognized in the Collateral Account in the name and under the tax identification number of the Company as shown on the Form W-9 to be delivered upon the execution hereof;

      (g) it shall accept and promptly credit all property delivered to it by or on behalf of the Company for credit to the Collateral Account, and all Permitted Investments, by an appropriate entry in its records;

      (h) it does not have any interest in the Collateral but is serving only as securities intermediary, and this is, and shall remain until termination of this Agreement pursuant to Section 11.02, the only agreement between the Intermediary and the Company relating to the Collateral (other than an agreement establishing the Collateral Account, a copy of which has been delivered to OPIC);

      (i) it shall not grant any Lien on the Collateral and it shall promptly notify OPIC and the Company if any Person requests the Intermediary to enter into an agreement with respect to the Collateral, or otherwise asserts or seeks to assert a lien, encumbrance or adverse claim against all or any portion of the Collateral;

      (j) it shall provide to OPIC and the Company, simultaneously, copies of all account statements, confirmations, and other correspondence relating to the Collateral Account, and a monthly transaction and valuation statement in accordance with Section 6.04(b), and it shall provide OPIC with any other reports, valuations or other correspondence that OPIC may reasonably request;

      (k) it shall only accept Account Assets in the form specified in
Section 2.04;

      (l) it shall maintain the Collateral Account and shall not terminate or close the Collateral Account without the prior written consent of OPIC and notice to the Company, except as provided in Section 6.05; and

      (m) it has not extended, and shall not extend, any credit to the Company.


                                  ARTICLE VIII
              COMPANY REPRESENTATIONS, WARRANTIES AND COVENANTS


SECTION 8.01  REPRESENTATIONS AND WARRANTIES MADE UPON EXECUTION OF THIS
AGREEMENT

      Upon execution of this Agreement, the Company represents and warrants as follows:

      (a) it has established the Collateral Account with the Intermediary subject to this Agreement and the Company is not a party to any agreement with respect to the establishment, management, or operation of the Collateral Account or investment of amounts credited thereto or held therein, except for this Agreement (other than an agreement establishing the Collateral Account, a copy of which has been delivered to OPIC);

      (b) this Agreement creates a legal, valid and enforceable Lien in favor of OPIC in the Collateral, securing the payment of the Obligations, enforceable against the Company and third parties;

      (c) the security interest created by this Agreement in the Collateral Account is perfected under the UCC, and such security interest, as so perfected, is first priority;

      (d) there are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived;

      (e) no consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (x) for the execution, delivery, or performance of this Agreement by the Company, (y) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest), or (z) for the exercise by OPIC of the rights provided for in this Agreement;

      (f) the Company has no trade name;

      (g) the Company has not (x) borrowed any money from, (y) been extended any credit by, or (z) become otherwise obligated to pay any money to, the Intermediary, other than the fees and expenses payable to the Intermediary pursuant to Section 6.02; and

      (h) the Company has, independently and without reliance upon the representations of OPIC or any other Person and based on such documents and information as it has deemed appropriate, made its own decision to enter into this Agreement.


SECTION 8.02  REPRESENTATIONS AND WARRANTIES MADE UPON DELIVERY OF ANY
COLLATERAL

      The Company represents and warrants as follows, upon delivery of any
Collateral:

      (a) any Account Assets that are transferred to the Intermediary have been fully paid and are nonassessable, and all documentary, stamp, or other taxes or fees that may be owing in connection with the issuance, transfer, and pledge thereof have been paid by it or on its behalf;

      (b) the Company is the legal and beneficial owner of and has good title to the Collateral, free and clear of any Lien thereon, other than the Liens created hereby, and the Collateral is not subject to any agreement purporting to grant to any third party a Lien on the property or assets of the Company which would include the Collateral. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral is on file in any recording office, except such as may have been filed in favor of OPIC relating to this Agreement; and

      (c) no consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge and assignment of, and grant of a security interest in, the Collateral or for the exercise by OPIC of the rights provided for in this Agreement or the remedies in respect of such Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally).

SECTION 8.03  COMPANY COVENANTS

      So long as any of the Obligations shall remain unpaid and until termination of this Agreement, unless OPIC shall otherwise consent in writing, the Company agrees as follows:

      (a) it shall not move its chief executive office without at least sixty
(60) days prior written notice to OPIC;

      (b) it shall not make any withdrawal from or direct that any payment be debited from the Collateral Account other than as expressly permitted by this Agreement;

      (c) it shall not permit any Person other than OPIC to have control of the Collateral Account or any of the Account Assets, including as a result of the grant of a security interest to any Person acting as securities intermediary with respect to such Collateral;

      (d) it shall not (x) borrow any money from, (y) allow any credit to be extended to it by, or (z) become otherwise obligated to pay any money to, the Intermediary, other than the fees or expenses payable to the Intermediary pursuant to Section 6.02;

      (e) it shall pay all documentary, stamp, registration, or other duties, taxes or fees, if any, to which this Agreement may be subject or give rise, and shall indemnify OPIC and the Intermediary against any and all liabilities with respect to or resulting from any delay or omission on the part of the Company to pay any such duties, taxes, or fees;

      (f) it shall not knowingly take any action in connection with the Collateral that would materially impair the value of the Collateral or that would impair the interest or rights of OPIC therein;

      (g) it shall not sell, assign, transfer, charge, pledge, or encumber in any manner, or otherwise dispose of, or grant any option with respect to, any of the Collateral or the Company's interest therein, or allow to exist any Lien (other than a Lien created hereby) on such Collateral or any of the Company's interest therein; nor file, nor permit to be at any time on file in any recording office, any effective financing statement or other instrument similar in effect covering all or any part of such Collateral (except for filings permitted or required hereunder);

      (h) it shall at all times maintain or cause to be maintained in the Collateral Account, Account Assets at least equal in aggregate fair market value to the Collateral Maintenance Requirement, and it shall monitor the value of Account Assets on a daily basis to assure that the Collateral Maintenance Requirement is at all times maintained; and

      (i) it shall furnish to OPIC, within forty-five (45) days after the end o each fiscal quarter (including the fourth fiscal quarter) of each Fiscal Year, statements and schedules further identifying and describing the Collateral and setting forth its fair market value, and, from time to time, it shall furnish such other reports in connection with the Collateral as OPIC may reasonably request, all in reasonable detail.


                                   ARTICLE IX
                                EVENT OF DEFAULT


SECTION 9.01  NOTICE OF EVENT OF DEFAULT

      Upon the occurrence of an Event of Default, under either of the Loan Agreements, OPIC may, in its sole discretion, deliver a Notice of Event of Default to the Intermediary, with a copy thereof delivered to the Company. A Notice of Event of Default delivered by OPIC shall become effective upon receipt thereof by the Intermediary. A Notice of Event of Default, once effective, shall remain in effect unless and until it is canceled by OPIC by delivery of a Notice of Cancellation to the Intermediary (with a copy thereof to the Company). The Company shall not be entitled to cancel any Notice of Event of Default. For the avoidance of doubt, the Intermediary is required to comply with OPIC's entitlement orders whether or not a Notice of Event of Default shall have been given; the mechanism of providing a Notice of Event of Default is used purely for ease of administering this Agreement and to reflect understandings with respect to directing investments, as set forth herein.


SECTION 9.02  REMEDIES UPON EVENT OF DEFAULT

      (a) Upon the occurrence of an Event of Default, under either of the Loan Agreements, OPIC shall have the right, in its discretion and without notice to or consent of the Company, and whether or not it has delivered a Notice of Event of Default, to direct the Intermediary to transfer to OPIC or any of its nominees, all or any part of the Collateral. OPIC shall be entitled to exercise all of the rights, powers and remedies set forth in Article X and all rights and remedies it may have as a secured creditor under the UCC and other applicable law, in protecting and enforcing its rights hereunder, including, if an Event of Default, under either of the Loan Agreements, shall have occurred and be continuing, without notice, to sell, lease, assign, and deliver, or grant options to purchase, or otherwise dispose of, all or any part of the Collateral, at such place or places as OPIC may determine, at public or private sale, for cash or on credit and for present or future delivery (without thereby assuming any credit risk), and at such price or prices and upon such other terms as OPIC may deem commercially reasonable, it being agreed that the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public or private sale shall thereafter hold the same absolutely free from any claim or right of the Company of whatsoever kind, including any right of redemption, and any obligation to see to the application of any part of the purchase money paid therefor or any liability for the misapplication or non-application thereof, and OPIC may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale or other disposition, and such sale or other disposition may be made at any time or place to which the same may be so adjourned. As provided in Sections 1-102 and 9-501(3)(c) of the UCC, the duties of OPIC pursuant to Sections 9-504(3) and 9-505(1) of the UCC shall be deemed to be satisfied so long as the requirements of this Section are satisfied in connection with any disposition of Collateral pursuant to this Agreement. To the extent notice of sale or other disposition shall be required by law, at least ten (10) days notice to the Company of the time and place of any sale or other disposition shall constitute reasonable notice.

      (b) All cash proceeds received by OPIC in respect of any sale of, collection from, or other realization on or upon all or any part of the Collateral pursuant to Section 10.01, or any other payments made in respect of the Collateral and received by OPIC pursuant to Section 9.01(a), may, in the discretion of OPIC, be redelivered to the Intermediary as Collateral for, and then or as soon thereafter as is reasonably practicable applied in whole or in part by OPIC in accordance with Section 5.02 hereof, against, all or any of the Obligations in any manner elected by OPIC that is permitted by applicable law. Any surplus of such cash proceeds or other payments and interest accrued thereon, held by the Intermediary or OPIC and remaining after payment in full of all of the Obligations shall be promptly paid over (upon joint written instruction of the Company and OPIC) to the Company or to whomsoever else may be lawfully entitled to receive such surplus as directed by a court of competent jurisdiction; PROVIDED, HOWEVER, that neither the Intermediary nor OPIC shall have any obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

      (c) If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to clause (a) are insufficient to cover the costs and expenses of such sale, collection, or other realization and the payment in full of the Obligations, the Company shall remain liable for any deficiency.

      (d) To the extent permitted by law, OPIC may be a purchaser of the Collateral, or any part thereof, at any sale or other disposition carried out pursuant to the provisions of this Agreement, and may bid for and acquire all or any part of the Collateral and, in lieu of paying cash, may make settlement for the purchase price by crediting against the Obligations the net sales or realization price, after deducting the costs and expenses of such sale or other disposition.

      (e) Subject to compliance with any applicable law, OPIC may, at its option, enforce its rights hereunder without prior judicial or arbitral process or hearing, and, to the extent permitted by applicable law, the Company expressly waives any and all legal and equitable rights which might otherwise require OPIC to enforce its rights by judicial or arbitral process.

                                    ARTICLE X
                CERTAIN RIGHTS, POWERS AND REMEDIES; NO WAIVER


SECTION 10.01  OPIC APPOINTED ATTORNEY-IN-FACT

      The Company irrevocably appoints OPIC its agent and attorney-in-fact, coupled with an interest, with full authority in the Company's place and stead and in its name or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default under either Loan Agreement or otherwise, to the extent that OPIC shall reasonably deem any action to be necessary in order to maintain the perfection and assure first priority of, and the ability to enforce, its security interest in the Collateral, in OPIC's discretion, to take any action and to execute any instrument which OPIC may deem necessary or advisable to accomplish the purposes of this Agreement, including, to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral, to receive, indorse, and collect any drafts or other instruments, documents, and chattel paper in connection therewith, to sign the Company's name on, and file financing statements as described in Section 12.19, and to file any claims or take any action or institute any proceedings which OPIC may deem necessary or desirable for the collection thereof.

SECTION 10.02  OPIC MAY PERFORM

      If the Company fails to perform any agreement contained herein, including payment of fees and expenses of the Intermediary, OPIC may itself perform, or cause performance of, such agreement, and the payments made by OPIC and expenses incurred in connection therewith (including attorneys' fees and expenses) shall be payable by the Company to OPIC on demand, and shall be secured by the Collateral. In no event shall OPIC be responsible for any obligation of the Company pursuant to Section 12.12.

SECTION 10.03  CUMULATIVE RIGHTS

      (a) OPIC shall be entitled to exercise all of the rights, powers, and remedies (whether vested in it by this Agreement, by law, in equity, by statute, or otherwise), to the maximum extent permitted by applicable law, for the protection and enforcement of OPIC's rights hereunder, including any proceeding in any court or other tribunal by an action at law, suit in equity, or other appropriate proceeding, whether for damages, for the specific performance of any term hereof, or otherwise in aid of the exercise of any power granted hereby or by law.

      (b) The rights, powers and remedies provided herein and in the other Financing Documents are cumulative and are in addition to any other rights, powers or remedies provided in any Financing Document or now or hereafter existing at law or in equity or by statute. The assertion or employment of any right, power or remedy hereunder or otherwise, including any rights of setoff or rights under other Financing Documents or under applicable law shall not prevent the concurrent assertion of any other appropriate right, power or remedy and shall not diminish or otherwise affect the rights, powers and remedies conferred hereunder. No single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

SECTION 10.04  NO DUTIES

      Rights, powers and remedies conferred upon OPIC by this Agreement are to protect the interests of OPIC in the Collateral and shall not impose any duty upon OPIC to exercise any such rights, powers or remedies. Except as specifically provided herein, OPIC shall have no duty as to the collection or protection of Collateral, nor as to the preservation of any rights pertaining thereto, beyond the safe custody thereof (if Collateral is in OPIC's custody), and OPIC shall not be responsible for any loss attributable to the manner of realization of the value of any Collateral. Except for notices of sale or other notices required to be given by OPIC hereunder, OPIC shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or take notice or demand in connection with any Collateral or the Obligations, or take any steps necessary to preserve any rights against the Company or any other Person.

SECTION 10.05  WAIVERS

      No waiver of any right, power or remedy of any Party hereunder shall be effective unless given in writing. No delay of any Party hereunder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise impair any of such Party's rights, powers or remedies.


                                   ARTICLE XI
                       CONTINUING OBLIGATION; TERMINATION

SECTION 11.01  CONTINUING OBLIGATION

      (a) This Agreement and the security interest created hereby is a continuing obligation and whether or not there are, at any time, sufficient assets in the Collateral Account to meet the Company's obligations to OPIC as they fall due, nothing in this Agreement shall be deemed in any way to lessen or absolve the Company from its obligations to OPIC to satisfy the Obligations in full as they fall due. This Agreement shall create a continuing pledge and assignment of, and security interest in, the Collateral and shall be binding on the Company and shall remain in full force and effect until this Agreement is terminated in accordance with Section 11.02. For the avoidance of doubt, the security interest created hereby shall continue, notwithstanding closure of the Collateral Account pursuant to Section 6.05(a),
(b) or (c) and transfer of Account Assets to a successor securities intermediary.

      (b) To the extent that any payments on the Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, other law or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by OPIC, and OPIC's security interests, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated. The provisions of this Section shall survive termination of this Agreement.

SECTION 11.02  TERMINATION

      Except as otherwise stated herein, this Agreement shall remain in full force and effect until the date that the Obligations shall have been indefeasibly paid in full in Dollars and the Intermediary receives notice from OPIC thereof. Upon the indefeasible payment in full in Dollars of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination, OPIC shall, at the Company's expense, execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination and promptly return any Collateral then in the possession or under the control of OPIC, and the Intermediary shall deliver any remaining Account Assets to the Company at the Company's direction, after deduction of any payments due from the Company to the Intermediary.


                                   ARTICLE XII
                                  MISCELLANEOUS

SECTION 12.01  JURISDICTION AND CONSENT TO SUIT; WAIVER OF OBJECTION TO FORUM

      Each of the Company and the Intermediary hereby irrevocably and unconditionally:

      (a) submits itself and its property in any legal action or proceeding relating to this Agreement, or for recognition, protection, or enforcement of any judgment in respect hereof (any of the foregoing, an "ACTION") to the non-exclusive personal jurisdiction of the courts within the City and State of New York,

      (b) consents that any such Action may be brought in such courts, and waives its right to request transfer of such Action and any objection that it may now or hereafter have to the venue of any such Action in any such court or that such Action was brought in an inconvenient court or one that lacked or had improper jurisdiction and agrees not to plead or claim the same;

      (c) agrees that service of process in any such Action may be effected by mailing a copy thereof by registered or certified mail (or overnight courier or any substantially similar form of mail), postage prepaid, to the Company at its address set forth in Section 12.03 or at such other address of which OPIC shall have been designated by notice pursuant thereto;

      (d) agrees that nothing herein shall affect OPIC's right to serve process or notice in any other manner permitted by law or shall limit OPIC's right to sue in any other jurisdiction; and

      (e) agrees that judgment against it in any such Action shall be final and may be enforced in any other jurisdiction within or without the U.S. by action to enforce the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of the obligation of the Company or the Intermediary, as applicable.

SECTION 12.02  IMMUNITY

      The Company represents and warrants that it is subject to civil and commercial law with respect to its obligations under this Agreement, that the making and performance of this Agreement constitute private and commercial acts rather than governmental or public acts and that neither the Company nor any of its properties or revenues has any right of immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, set-off, execution of a judgment, or from any other legal process with respect to its obligations under this Agreement. To the extent that the Agreement may hereafter be entitled, in any jurisdiction in which judicial or arbitral proceedings may at any time be commenced with respect to any Financing Document, to claim for itself or its revenues or assets any such immunity, and to the extent that in any such jurisdiction there may be attributed to the Company such an immunity (whether or not claimed), the Company hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity. The foregoing waiver of immunity shall have effect under the United States Foreign Sovereign Immunities Act of 1976.

SECTION 12.03  NOTICES

      Each notice, demand, or other communication relating to this Agreement shall be in writing, shall be hand-delivered or sent prepaid by mail or overnight delivery service or electronically confirmed facsimile transmission (with a copy by mail to follow, receipt of which copy shall not be required to effect notice), and shall be deemed duly given when actually delivered to the following addresses:

   TO THE COMPANY:

      PriceSmart, Inc.
      4649 Morena Blvd.
      San Diego, CA 92117-3650

      Attn.: General Counsel

      Facsimile: (858) 581-4707
      Phone: (858) 581-7728

      TO OPIC:

      Overseas Private Investment Corporation
      1100 New York Avenue, N.W.
      Washington, D.C. 20527
      United States of America
      Attn.: Vice President, Finance
             Re: PriceSmart, Inc. corporate expansion

      Facsimile: 1-202-408-9866
      Phone: (202) 336-8480

      TO THE INTERMEDIARY:

      The Bank of New York
      101 Barclay Street 21W
      New York, NY 10286
      Attn.: Vanessa Mack
      Ref: PriceSmart/OPIC

      Facsimile: (212)  815-4803 Phone: (212) 815-5346

      Any Party may, by written notice to the other Parties, change the address to which such notices, demands, or other communications should be sent to it. Whenever hereunder the time for giving a notice or performing an act falls on a Saturday, Sunday or banking holiday, such time shall be extended to the next day on which the Intermediary is open for business.

SECTION 12.04  ENGLISH LANGUAGE

      All documents to be furnished or communications made under this Agreement shall be in English or, if in another language, shall be accompanied by a certified translation into English, which translation shall govern among the Parties hereto.

SECTION 12.05  GOVERNING LAW

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES AGREE THAT THE "SECURITIES INTERMEDIARY'S JURISDICTION" (WITHIN THE MEANING OF SECTION 8-110(e)(1) OF THE
UCC) IS THE STATE OF NEW YORK.

SECTION 12.06  SUCCESSION; ASSIGNMENT

      This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Parties; provided, however, that neither the Company nor the Intermediary shall, without the prior consent of OPIC, assign or delegate all or any part of its interest herein or obligations hereunder.

SECTION 12.07  SURVIVAL OF AGREEMENTS

      Each agreement, representation, warranty, and covenant contained or referred to in this Agreement shall survive any investigation at any time made by OPIC and shall survive disbursement of the Loan, except for changes permitted hereby, and, except as otherwise provided in this Section, shall terminate only in accordance with Section 11.02. Without prejudice to the survival of any other agreement of the Parties, the agreements and obligations contained in Sections 6.01(c) 6.02, 8.03(e), 12.12, 12.13, 12.14, 12.15 and 12.21 shall survive the payment in full of all of the other Obligations.

SECTION 12.08  INTEGRATION; AMENDMENTS

      This Agreement embodies the entire understanding of the Parties and supersedes all prior negotiations, understandings, and agreements between or among them with respect to the subject matter hereof. The provisions of this Agreement may be waived, supplemented, or amended only by an instrument in writing signed by the Parties. The Parties agree to amend this Agreement to reflect commercial code changes or otherwise, in a manner consistent with the intent of this Agreement, if requested by OPIC.

SECTION 12.09  SEVERABILITY

      If any provision of this Agreement is prohibited or held to be invalid, illegal, or unenforceable in any jurisdiction, the Parties agree to the fullest extent permitted by law that such invalidity, illegality or enforceability shall not affect the validity, legality, and enforceability of the other provisions of this Agreement and shall not render such provision prohibited, invalid, illegal, or unenforceable in any other jurisdiction. If, and to the extent that, any obligation of the Company (including that under Article XI) is unenforceable for any reason, the Company agrees, independently of any other obligation hereunder, to make the maximum contribution to the payment and satisfaction thereof as is permissible under applicable law.

SECTION 12.10  WAIVER OF JURY TRIAL

      THE COMPANY, OPIC AND THE INTERMEDIARY EACH IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN AND AMONG THEM ESTABLISHED BY THIS AGREEMENT.

SECTION 12.11  RIGHT OF SET-OFF

      Upon the occurrence of any failure by the Company to perform any obligation under this Agreement, OPIC is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by OPIC to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement, whether or not OPIC shall have made any demand under this Agreement and although such obligations may be contingent and unmatured. OPIC agrees to promptly notify the Company after any such set-off and application, PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of OPIC under this Section are in addition to other rights and remedies (including other rights of setoff) which OPIC may have.

SECTION 12.12  INDEMNITY

      The Company shall, at all times, indemnify and hold harmless each of OPIC and the Intermediary and its directors, officers, agents and employees (each, an "INDEMNIFIED PERSON") in connection with any Loss (as defined below) and any Costs of Defense (as defined below) (the "INDEMNITY"). The term "LOSS" shall mean any losses, claims, damages, taxes, penalties, or other costs relating to this Agreement to which an Indemnified Person may become subject. The term "COSTS OF DEFENSE" shall mean costs, fees, and expenses incurred by or imposed on any Indemnified Person in defending, analyzing, settling, or resolving a Loss or Potential Loss (as defined below), and the expenses associated with the making of any affirmative claim in connection therewith (PROVIDED, THAT, costs, fees, and expenses in connection with a proceeding by any Indemnified Person to enforce his, her, or its rights under this Indemnity shall not be considered to be "COSTS OF DEFENSE"). The term "POTENTIAL LOSS" shall mean any event, fact, condition, or circumstance that is reasonably likely to give rise to a Loss. This Indemnity shall not apply to the extent that a court or arbitral tribunal with jurisdiction over the Loss and each Indemnified Person who has a Loss or Costs of Defense in connection therewith renders a final determination that the Loss or Costs of Defense resulted from (i) the gross negligence or willful misconduct of the Indemnified Person, or (ii) OPIC's failure to perform any act required of it under this Agreement. The Indemnity is independent of and in addition to (i) any rights of any party hereto in connection with any Loss or Costs of Defense and (ii) any other agreement, and shall survive the execution, modification, and amendment of this Agreement and the other Financing Documents, the expiration, cancellation, or termination of the Commitment, the disbursement and repayment of the Loan, and the provisions of any other indemnity. Any exclusion of an obligation to pay any amount under this Section shall not affect the requirement to pay such amount under any other Section hereof or under any other agreement. OPIC and each other Indemnified Person shall have the right to control its, his, or her defense, PROVIDED, HOWEVER, that each Indemnified Person shall: (a) notify the Company in writing as soon as practicable of any Loss, Potential Loss, or Cost of Defense, and (b) keep the Company reasonably informed of material developments with respect thereto. In exercising the right and power to control his, her, or its actions in connection with a Loss or Potential Loss, including a decision to settle any such Loss, each Indemnified Person shall, taking into account the nature and policies of such Indemnified Person (i) consult with the Company, and (ii) act as such Indemnified Person would act if the Costs of Defense or settlement were to be paid by such Indemnified Person. The Company acknowledges and agrees that each Indemnified Person is an express, third-party beneficiary of the Company's obligations under this Section.

SECTION 12.13  LIMITATION ON DAMAGES

      No claim may be made by the Company against the Intermediary or OPIC or any officer, agent, stockholder, partner, member, director or employee of either of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out or relating to this Agreement or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, and the Company hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

SECTION 12.14  FEES AND EXPENSES OF OPIC

      The Company hereby agrees to pay OPIC on demand any and all costs and expenses (including attorneys' fees and expenses) incurred by OPIC in connection with this Agreement, including, without limitation, all costs and expenses incurred by OPIC in connection with collecting any amount due by the Company hereunder, defending against any claims or counterclaims by the Company, or enforcing or preserving any of OPIC's rights, powers, or remedies contained herein.

SECTION 12.15  WAIVER OF LITIGATION PAYMENTS

      In the event that any action or lawsuit is initiated by or on behalf of OPIC against the Company or any other party to any Financing Document, the Company, to the fullest extent permissible under applicable law, irrevocably waives its right to, and agrees not to request, plead, or claim that OPIC and its successors, transfers, and assigns (any such Person, an "OPIC PLAINTIFF") post, pay, or offer, any CAUTIO JUDICATUM SOLVI bond, litigation bond, or any other bond, fee, payment, or security measure provided for by any provision of law applicable to such action or lawsuit (any such bond, fee, payment, or measure, a "LITIGATION PAYMENT"), and the Company further waives any objection that it may now or hereafter have to an OPIC Plaintiff's claim that such OPIC Plaintiff should be exempt or immune from posting, paying, making, or offering any such Litigation Payment.

SECTION 12.16  BENEFITS OF AGREEMENT

      Nothing in this Agreement, express or implied, shall give to any Person, other than the Parties and the other Indemnified Persons and their respective successors and assigns, any benefit or any legal or equitable right or remedy under this Agreement.

SECTION 12.17  ARM'S-LENGTH NEGOTIATIONS

      This Agreement is the product of arm's-length negotiations between and among the Parties. The Parties have entered into this Agreement freely, voluntarily and with the advice of legal counsel. No Party shall be deemed to have drafted this Agreement unilaterally. In the event a dispute arises regarding the meaning or application of any provision of this Agreement, such provision shall not be construed by reference to any doctrine calling for ambiguities to be construed against the drafter of a document.

SECTION 12.18  FURTHER ASSURANCES

      The Company shall execute and deliver to OPIC such additional documents and take such additional action as OPIC may require, at the Company's expense, to carry out the purposes of this Agreement, to cause this Agreement to be duly registered, notarized, and stamped in any applicable jurisdiction, and to perfect, preserve and protect OPIC's rights as contemplated herein.

SECTION 12.19  FINANCING STATEMENTS

      The Company hereby further authorizes OPIC to file one or more financing or continuation statements, and amendments thereto (any such financing or continuation statements or amendments to be delivered by the Company to OPIC in form sufficient for filing), relating to all or any part of the Collateral without the signature of the Company, where permitted by law. A photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

SECTION 12.20  COUNTERPARTS

      This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

SECTION 12.21 NO PROMOTIONAL MATERIALS

      No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "the Bank of New York" by name or the rights, powers, or duties of the Intermediaries under this Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of the Intermediary.

      IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered on its behalf by its duly authorized representative as of the day and year first above written.


                                         PRICESMART, INC.

                                         By: ______________________________

                                         Name: ____________________________

                                         Title: ___________________________


                                         THE BANK OF NEW YORK

                                         By: ______________________________

                                         Name: ____________________________

                                         Title: ___________________________


                                         OVERSEAS PRIVATE INVESTMENT CORPORATION

                                         By: ______________________________

                                         Name: ____________________________

                                         Title: ___________________________


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